united states
securities and exchange commission
washington, d.c. 20549

form n-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Suit 2 Omaha, NE 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC

80 Arkay Drive, Suite 110 Hauppauge NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 9/30

Date of reporting period: 12/31/2015

Form N-Q is to be used by management investment companies, other than small business investment companies registered on Form N-5 (§§239.24 and 274.5 of this chapter), to file reports with the Commission, not later than 60 days after the close of the first and third fiscal quarters, pursuant to rule 30b1-5 under the Investment Company Act of 1940 (17 CFR 270.30b1-5). The Commission may use the information provided on Form N-Q in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-Q, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-Q unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Schedule of Investments.

Fortress Long/Short Credit Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2015
Shares				Value
	COMMON STOCK - 1.2%
	TELECOMMUNICATIONS - 1.2%
4,492	NII Holdings, Inc. * (Cost - $73,308)			$ 22,684

	PREFERRED STOCK - 10.6%	Dividend %	Maturity
	INSURANCE - 10.6%
264	XLIT Ltd. (a) (Cost - $227,700)	3.7420	Perpetual	210,606

Principal Amount ($)		Coupon Rate (%)
	BONDS & NOTES - 50.5%
	BANKS - 10.1%
95,000	Goldman Sachs Group, Inc. (a)	5.3750	Perpetual	94,525
100,000	LBG Capital No.1 PLC (a,b)	8.0000	Perpetual	105,075
				199,600
	CHEMICALS - 0.0%
500	Ashland, Inc. (b)	4.7500	8/15/2022	488

	MACHINERY - 3.4%
70,000	CNH Industrial Capital LLC (b)	3.8750	7/16/2018	67,900

	OIL & GAS - 13.6%
80,000	Devon Energy Corp.	5.8500	12/15/2025	77,948
215,000	Transocean, Inc.	3.0000	10/15/2017	191,216
				269,164
	PIPELINES - 4.8%
105,000	DCP Midstream Operating LP	2.5000	12/1/2017	94,659

	RETAIL - 2.8%
35,000	McDonald's Corp.	3.7000	1/30/2026	35,044
20,000	McDonald's Corp.	4.8750	12/9/2045	20,201
				55,245
	SEMICONDUCTORS - 9.3%
35,000	Advanced Micro Devices, Inc.	7.5000	8/15/2022	23,975
160,000	Broadcom Corp.	4.5000	8/1/2034	160,233
				184,208
	TELECOMMUNICATIONS - 6.5%
170,000	Sprint Corp.	7.8750	9/15/2023	128,095

	TOTAL BONDS & NOTES (Cost - $1,050,941)			999,359
Shares
	SHORT-TERM INVESTMENTS - 34.9%
	MONEY MARKET FUND - 34.9%
689,653	Daily Income Fund - Money Market Portfolio 0.01% (c)			689,653
	(Cost - $689,653)

	TOTAL INVESTMENTS - 97.2% (Cost - $2,041,602) (d)			$ 1,922,302
	OTHER ASSETS LESS LIABILITIES - 2.8%			55,135
	NET ASSETS - 100.0%			$ 1,977,437

*	Non income producing.
Perpetual - Securities that do not have a predetermined maturity date.
(a)	Variable rate security - interest rate subject to periodic change.
(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2015, these securities amounted to $173,463 or 8.8% of net assets.
(c)	Money market fund; interest rate reflects seven-day effective yield on December 31, 2015.
(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes (excluding swaps and foreign currency exchange contracts) is $2,041,602 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:
	Unrealized Appreciation:	$ 1,724
	Unrealized Depreciation:	(121,024)
	Net Unrealized Depreciation:	$ (119,300)

Fortress Long/Short Credit Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
December 31, 2015

Contracts						Unrealized Appreciation
	OPEN SHORT FUTURES CONTRACTS *
(2)	5-Year US Treasury Note Future maturing March 2016
	(Underlying Face Amount at Value USD $236,640)					$ 438
(4)	10 -Year US Treasury Note Future maturing March 2016
	(Underlying Face Amount at Value USD $503,624)					875
	NET UNREALIZED APPRECIATION FROM OPEN SHORT FUTURES CONTRACTS					$ 1,313

OPEN CREDIT DEFAULT SWAP AGREEMENTS
Reference Entity	Counterparty	Protection Premium Rate (%)	Termination Date	Notional Principal	Upfront Payments (Received)	Unrealized Appreciation (Depreciation)
Bought Protection:
Canadian Natural Resources	Citi Bank	1.00	12/20/2020	250,000	8,662	13,876
Computer Sciences Corp.	Citi Bank	5.00	12/20/2020	150,000	(30,215)	(2,674)
Ford Motor Co.	Citi Bank	5.00	3/20/2020	500,000	(96,737)	8,885
Xerox Corp.	Citi Bank	1.00	12/20/2020	150,000	3,297	914

Sold Protection:
Anadarko Petroleum Corp.	Citi Bank	1.00	12/20/2020	250,000	(11,433)	(11,745)
El Paso Corporation	Citi Bank	1.00	6/20/2017	2,000,000	(93,600)	108,227
General Motors Co.	Citi Bank	5.00	3/20/2020	500,000	84,218	(5,509)
			NET UNREALIZED APPRECIATION:			$ 111,974

OPEN TOTAL RETURN SWAPS ON CREDIT INDICES
Reference Entity	Counterparty	Number of Shares	Notional Amount at December 31, 2015	Interest Rate Payable	Termination Date	Unrealized Appreciation
iBoxx USD Liquid High Yield Index	BNP Paribas	500,000	$ 500,000	3-Mth USD_LIBOR plus 100 bp	3/20/2016	$ 30,018

Fortress Long/Short Credit Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2015

The following is a summary of significant accounting policies followed by the Fund in preparation of the Portfolio of Investments. These policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP"). The funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. Swaps are valued each day by an independent pricing service approved by the Board. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Short-term debt obligations, excluding U.S. Treasury Bills, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The team may also enlist third party consultants such as an audit firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, reveiew minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor and/or sub-advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor or sub-advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor or sub-advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor or sub-advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor or sub-advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Fortress Long/Short Credit Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2015

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-ended investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2015 for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Investments
Common Stock	$ 22,684	$ -	$ -	$ 22,684
Preferred Stock	210,606	-	-	210,606
Bonds & Notes	-	999,359	-	999,359
Short-Term Investments	689,653	-	-	689,653
	-	-	-	-
Total Investments	$ 922,943	$ 999,359	$ -	$ 1,922,302
Derivatives
Forward Currency Exchange Contracts	$ 9		$ -	$ 9
Futures	1,313	-	-	1,313
Swaps	-	161,920	-	161,920
Total Derivatives	1,322	161,920	-	163,242
Total Assets	$ 924,265	$ 1,161,279	$ -	$ 2,085,544
Liabilities *
Derivatives
Swaps	$ -	$ 19,928	$ -	$ 19,928
The Fund did not hold any Level 3 securities during the period.
There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Fortress Long/Short Credit Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2015

Foreign Currency Transactions - All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded.

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities and interest rates. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates cash having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Forward Foreign Currency Exchange Contracts – The Fund may enter into Forward Foreign Currency Exchange Contracts (“Forward Contracts”), in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing Forward Contracts, the Fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forwards contracts, the Fund would incur a loss if the value of the contract increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the Fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the Forward Contract is closed. The Fund realizes a gain if the value of the contract increases between those dates. The Fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Fund is also exposed to credit risk associated with counterparty non performance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract.

As of December 31, 2015 the following Forward Foreign Currency Exchange contracts were open:

	Settlement	Local	U.S. Dollar		Unrealized
Foreign Currency	Date	Currency	Market Value	Counterparty	Appreciation
To Buy:
JAPANESE YEN	1/29/2016	4,455,582	$ 37,034	RBS	$ 9

Swap Contracts – The Fund is subject to equity price risk, interest rate risk, credit risk and counterparty risk in the normal course of pursuing its investment objective. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments.

Fortress Long/Short Credit Fund
PORTFOLIO OF INVESTMENTS (Unaudited) (Continued)
December 31, 2015
The amounts to be exchanged or “swapped” between parties are calculated with respect to the notional amount. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The maximum pay-outs for these contracts are limited to the notional amount of each swap. CDS may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk.

Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a “notional amount” (i.e. the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index or industry sector on underlying fund). Most equity swap agreements entered into by the Fund calculate the obligations of the parties on a “net basis”. Consequently, the Fund’s current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. The Fund’s obligations are accrued daily (offset by any amounts owed to the Fund).

The Fund may enter into swap contracts that provide the opposite return of the particular benchmark or security (“short” the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund pays the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Fund will typically enter into equity swap agreements in instances where the advisor believes that it may be more cost effective or practical than buying a security or the securities represented by a particular index.

The Fund may enter into Credit default swaps (“CDS”). CDS are typically two-party (bilateral) financial contracts that transfer credit exposure between the two parties. One party to a CDS (referred to as the credit protection “buyer”) receives credit protection or sheds credit risk, whereas the other party to a CDS (referred to as the credit protection “seller”) is selling credit protection or taking on credit risk. The seller typically receives pre-determined periodic payments from the other party. These payments are in consideration for agreeing to make compensating specific payments to the buyer should a negative credit event occur, such as (1) bankruptcy or (2) failure to pay interest or principal on a reference debt instrument, with respect to a specified issuer or one of the reference issuers in a CDS portfolio. In general, CDS may be used by the Fund to obtain credit risk exposure similar to that of a direct investment in high yield bonds.

The following is a summary of the unrealized appreciation/depreciation of derivative instruments utilized by the Fund as of December 31, 2015 categorized by risk exposure.

Unrealized appreciation/(depreciation) on derivatives:
		Equity Contracts	Foreign Exchange Contracts	Interest Rate contracts	Total Value at December 31, 2015
Futures		$ -	$ -	$ 1,313	$ 1,313
Swap		111,974	-	30,018	141,992
Forward Foreign Currency Exchange		-	9	-	9
	Total	$ 111,974	$ 9	$ 31,331	$ 143,314

The amounts of derivative instruments disclosed, on the Portfolio of Investments at December 31, 2015 is a reflection of the volume of derivative activity for the Fund.

Item 2. Controls and Procedures.

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) (and Item 3 of Form N-Q) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Northern Lights Fund Trust

By

*/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 02/22/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

*/s/ Andrew B. Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 02/22/2016

By

*/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 02/22/2016